UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2015 (January 6, 2015)

Neah Power Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22118 20th Avenue SE, Suite 142 Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 424-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information About Forward-Looking Statements

This Current Report on Form 8-K of contains forward-looking statements. The words or phrases "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements." Neah Power Systems, Inc.’s financial and operational results reflected herein should not be construed by any means as representative of the current or future value of its common stock. All information set forth in this Current Report on Form 8-K, except historical and factual information, represents forward-looking statements. This includes all statements about the Company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to: rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange Commission (the “SEC”).

Item 1.01  Entry into a Material Definitive Agreement

Item 2.01  Completion of Acquisition or Disposition of Assets

Effective January 6, 2015 Neah Power Systems Inc. (“Neah Power”), entered into a definitive agreement to acquire 100% of the outstanding shares of Shorai, Inc. (“Shorai”), a lithium ion battery company, by way of mergers with Neah Power subsidiaries. The acquisition purchase price is a combination of a $1,000,000 cash payment and the issuance of up to $2,200,000 in Preferred Stock of Neah Power to the three shareholders of Shorai.  Pursuant to the agreement, Neah Power has until February 28, 2015 to make the $1,000,000 cash payment and close the merger transaction. Neah Power is currently interviewing investment bankers to lead the financing campaign to obtain the investment funds necessary to consummate this transaction. In the event that the closing conditions of the agreement cannot be met, Neah Power will pay to Shorai a termination fee equal to 3% of the merger consideration.

Upon consummation, Neah Power will enter into an employment agreement with the founder of Shorai, David Radford, who shall be appointed to its Board and continue to manage the Shorai operations.

The form agreement of the Agreement and Plan of Merger of Shorai, Inc. and Neah Power Systems, Inc. are filed herewith as Exhibit 10.1

Item 7.01 Regulation FD Disclosure

Item 8.01 Other Events

On January 8, 2015, Neah Power Systems, Inc. issued a press release with regard to a definitive agreement to acquire Shorai, Inc. a leading lithium ion battery company.

The press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

10.1	Agreement and Plan of Merger of Shorai Inc. and Neah Power Systems, Inc. with an effective date of January 6, 2015
99.1	Press release of Neah Power Systems, Inc., dated January 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neah Power Systems, Inc.

By:	/s/ David Schmidt
David Schmidt
Acting Principal Financial Officer

Date: January 8, 2015